       As filed with the Securities and Exchange Commission on July 2, 2003
                                                     Registration No. 333-106116
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          PRE-EFFECTIVE AMENDMENT NO. 1
                                     TO THE
                                    FORM S-1
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                          CLIFTON SAVINGS BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                         6035                  APPLIED FOR
(State or Other Jurisdiction of  (Primary Standard Industrial   (IRS Employer
 Incorporation or Organization)  Classification Code Number) Identification No.)


                             1433 VAN HOUTEN AVENUE
                            CLIFTON, NEW JERSEY 07015
                                 (973) 473-2200
               (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                             JOHN A. CELENTANO, JR.
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                          CLIFTON SAVINGS BANCORP, INC.
                             1433 VAN HOUTEN AVENUE
                            CLIFTON, NEW JERSEY 07015
                                 (973) 473-2200
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   COPIES TO:
                            Paul M. Aguggia, Esquire
                           Lori M. Beresford, Esquire
                          Muldoon Murphy & Faucette LLP
                           5101 Wisconsin Avenue, N.W.
                             Washington, D.C. 20016
                                 (202) 362-0840

      Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. /X/

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

      If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /


====================================================================================================================
                                          CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
    TITLE OF EACH CLASS OF           AMOUNT TO         PROPOSED MAXIMUM       PROPOSED MAXIMUM        AMOUNT OF
  SECURITIES TO BE REGISTERED      BE REGISTERED        OFFERING PRICE       AGGREGATE OFFERING      REGISTRATION
                                                           PER UNIT               PRICE (1)              FEE
-------------------------------- ------------------ ----------------------- ---------------------- -----------------
         Common Stock
        $.01 par value           13,469,663 Shares          $10.00              $134,696,630             (2)
-------------------------------- ------------------ ----------------------- ---------------------- -----------------
         Participation                  (3)                 ______               $1,508,120              (4)
           Interests
================================ ================== ======================= ====================== =================

(1)   Estimated solely for the purpose of calculating the registration fee.
(2) The registration fee of $10,897 was previously paid upon the initial filing of the Form S-1 on June 13, 2003.
(3) In addition, pursuant to Rule 416(c) under the Securities Act, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
(4) The securities of Clifton Savings Bancorp, Inc. to be purchased by Clifton Savings Bank, S.L.A. 401(k) Savings Plan are included in the amount shown for common stock. Accordingly, no separate fee is required for the participation interests. In accordance with Rule 457(h) of the Securities Act, as amended, the registration fee has been calculated on the basis of the number of shares of common stock that may be purchased with the current assets of such Plan.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Item 16.  Exhibits and Financial Statement Schedules.

The exhibits and financial statement schedules filed as a part of this registration statement are as follows:

(a) List of Exhibits (filed herewith unless otherwise noted)

1.1 Engagement Letter between Clifton Savings Bank, S.L.A. and Keefe, Bruyette & Woods, Inc.*
1.2    Draft Form of Agency Agreement*
2.1    Plan of Conversion*
3.1    Certificate of Incorporation of Clifton Savings Bancorp, Inc.*
3.2    Bylaws of Clifton Savings Bancorp, Inc.*
4.1    Specimen Stock Certificate of Clifton Savings Bancorp, Inc.*
5.1    Form of Opinion of Muldoon Murphy & Faucette LLP re: Legality*
8.1    Form of Opinion of Muldoon Murphy & Faucette LLP re: Federal Tax Matters*
8.2    Form of Opinion of Radics & Co., LLC re:  State Tax Matters*
10.1 Form of Clifton Savings Bank, S.L.A. Employee Stock Ownership Plan and Trust (Trust Agreement to be filed via amendment)*
10.2   Form of ESOP Loan Commitment Letter and ESOP Loan Documents*
10.3   Form of Clifton Savings Bancorp, Inc. Employment Agreement*
10.4   Form of Clifton Savings Bank, S.L.A. Employment Agreement*
10.5   Form of Clifton Savings Bank, S.L.A. Change in Control Agreement*
10.6   Clifton Savings Bank, S.L.A. Directors' Retirement Plan*
10.7   Clifton Savings Bank, S.L.A. 401(k) Savings Plan*
10.8   Form of Clifton Savings Bank, S.L.A. Supplemental Executive Retirement
       Plan*
21.1   Subsidiaries of the Registrant*
23.1   Consent of Muldoon Murphy & Faucette LLP*
23.2   Consent of Radics & Co., LLC*
23.3   Consent of FinPro, Inc.*
24.1   Powers of Attorney*
99.1   Appraisal Report of FinPro, Inc.**
99.2   Marketing Materials*
99.3   Subscription Order Form and Instructions*

---------------------------
  *PREVIOUSLY FILED.
**SUPPORTING FINANCIAL SCHEDULES FILED PURSUANT TO RULE 202 OF REGULATION S-T.

(b)  Financial Statement Schedules

All schedules have been omitted as not applicable or not required under the rules of Regulation S-X.

                                    CONFORMED
                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clifton, State of New Jersey, on July 2, 2003.

Clifton Savings Bancorp, Inc.

By:   /s/ John A. Celentano, Jr.
      --------------------------
      John A. Celentano, Jr.
      Chairman of the Board and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name                             Title                                  Date
----                             -----                                  ----

/s/ John A. Celentano, Jr.       Chairman of the Board and          July 2, 2003
-----------------------------    Chief Executive Officer
John A. Celentano, Jr.           (principal executive officer)

/s/ Christine R. Piano           Chief Financial Officer and        July 2, 2003
-----------------------------    Treasurer (principal accounting
Christine R. Piano               and financial officer)

/s/ Frank J. Hahofer             Director                           July 2, 2003
-----------------------------
Frank J. Hahofer

/s/ Thomas A. Miller             Director                           July 2, 2003
-----------------------------
Thomas A. Miller

/s/ John H. Peto                 Director                           July 2, 2003
-----------------------------
John H. Peto

/s/ Raymond L. Sisco             Director                           July 2, 2003
-----------------------------
Raymond L. Sisco

/s/ Joseph C. Smith              Director                           July 2, 2003
-----------------------------
Joseph C. Smith

/s/ John Stokes                  Director                           July 2, 2003
-----------------------------
John Stokes

       As filed with the Securities and Exchange Commission on July 2, 2003
                                                     Registration No. 333-106116
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    EXHIBITS

                                     TO THE

                                    FORM S-1

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933




                          CLIFTON SAVINGS BANCORP, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


================================================================================

Item 16.  Exhibits and Financial Statement Schedules.

The exhibits and financial statement schedules filed as a part of this registration statement are as follows:

(a)   List of Exhibits (filed herewith unless otherwise noted)

1.1   Engagement Letter between Clifton Savings Bank, S.L.A. and Keefe,
      Bruyette & Woods, Inc.*
1.2   Draft Form of Agency Agreement*
2.1   Plan of Conversion*
3.1   Certificate of Incorporation of Clifton Savings Bancorp, Inc.*
3.2   Bylaws of Clifton Savings Bancorp, Inc.*
4.1   Specimen Stock Certificate of Clifton Savings Bancorp, Inc.*
5.1   Form of Opinion of Muldoon Murphy & Faucette LLP re: Legality*
8.1   Form of Opinion of Muldoon Murphy & Faucette LLP re:  Federal Tax Matters*
8.2   Form of Opinion of Radics & Co., LLC re:  State Tax Matters*
10.1 Form of Clifton Savings Bank, S.L.A. Employee Stock Ownership Plan and Trust (Trust Agreement to be filed via amendment)*
10.2  Form of ESOP Loan Commitment Letter and ESOP Loan Documents*
10.3  Form of Clifton Savings Bancorp, Inc. Employment Agreement*
10.4  Form of Clifton Savings Bank, S.L.A. Employment Agreement*
10.5  Form of Clifton Savings Bank, S.L.A. Change in Control Agreement*
10.6  Clifton Savings Bank, S.L.A. Directors' Retirement Plan*
10.7  Clifton Savings Bank, S.L.A. 401(k) Savings Plan*
10.8  Form of Clifton Savings Bank, S.L.A. Supplemental Executive Retirement
      Plan*
21.1  Subsidiaries of the Registrant*
23.1  Consent of Muldoon Murphy & Faucette LLP*
23.2  Consent of Radics & Co., LLC*
23.3  Consent of FinPro, Inc.*
24.1  Powers of Attorney*
99.1  Appraisal Report of FinPro, Inc.**
99.2  Marketing Materials*
99.3  Subscription Order Form and Instructions*

---------------
 *PREVIOUSLY FILED.
**SUPPORTING FINANCIAL SCHEDULES FILED PURSUANT TO RULE 202 OF REGULATION S-T.

(b)   Financial Statement Schedules

All schedules have been omitted as not applicable or not required under the rules of Regulation S-X.

      99.1  APPRAISAL REPORT OF FINPRO, INC.